UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

EPSILON ENERGY LTD.

(Exact name of registrant as specified in charter)

Alberta, Canada	001-38770	98-1476367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Dallas St., Suite 1250

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(281) 670-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, no par value	EPSN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On November 14, 2025, Epsilon Energy Ltd. (the “Company”) filed a Current Report on Form 8−K (the “Initial Form 8-K”) to report, among other things, the consummation of the transactions contemplated by the:

●	Membership Interest Purchase Agreement among the Company, its wholly owned subsidiary, Epsilon Energy USA, Inc. (“Epsilon USA”), Peak Exploration & Production, LLC (“Peak E&P”), the Sellers party thereto, and Yorktown Energy Partners XI, L.P. (as Sellers’ Representative); and

●	Membership Interest Purchase Agreement among the Company, Epsilon USA, Yorktown Energy Partners XI, L.P. and Peak BLM Lease LLC (“Peak BLM”).

This Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K/A amends and supplements the Initial Form 8-K filed by the Company, and is being filed to provide the historical financial statements and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively.  In accordance with the requirements of Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 is being filed within 71 calendar days of the date that the Initial Form 8-K was required to be filed with respect to the above referenced transactions.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited historical financial statements and related notes thereto set forth under the caption “Index to Consolidated Financial Statements” on page F-1 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on October 10, 2025 are hereby incorporated by reference herein.

The unaudited consolidated financial statements of Peak E&P as of September 30, 2025 and for the nine months ended September 30, 2025 and 2024 are attached as Exhibit 99.1 to this Amendment No. 1.

The unaudited consolidated financial statements of Peak BLM as of September 30, 2025 and for the nine months ended September 30, 2025 and 2024 are attached as Exhibit 99.2 to this Amendment No. 1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information and related notes thereto as of September 30, 2025, with respect to the Company’s acquisitions of Peak E&P and Peak BLM are attached as Exhibit 99.3 to this Amendment No. 1.

(d) Exhibits

Exhibit
Number	Description
23.1*	Consent of Baker Tilly US, LLP
23.2*	Consent of Baker Tilly US, LLP
23.3*	Consent of Cawley, Gillespie & Associates, Inc.
99.1*	Unaudited Consolidated Financial Statements of Peak Exploration and Production, LLC as of September 30, 2025 and for the nine months ended September 30, 2025 and 2024
99.2*	Unaudited Consolidated Financial Statements of Peak BLM Lease LLC as of September 30, 2025 and for the nine months ended September 30, 2025 and 2024
99.3*

Unaudited Pro Forma Condensed Combined Financial Information as of September 30, 2025 and for the nine months ended September 30, 2025 with respect to the Company’s acquisitions of Peak E&P and Peak BLM

99.4	Summary Reserve Report of Cawley, Gillespie & Associates, Inc. (incorporated by reference to Annex D to definitive proxy statement, File No. 001-38770, filed on October 10, 2025)
99.5	Summary Reserve Report of Cawley, Gillespie & Associates, Inc. (incorporated by reference to Annex E to definitive proxy statement, File No. 001-38770, filed on October 10, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed or furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPSILON ENERGY LTD.

Date: January 13, 2026	By:	/s/ J. Andrew Williamson
J. Andrew Williamson
Chief Financial Officer

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